ALLIANCE GLOBAL SMALL CAP FUND

ANNUAL REPORT
JULY 31, 1998

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                           ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

September 25, 1998

Dear Shareholder:

We are pleased to report the performance of the Alliance Global Small Cap Fund for the annual reporting period ended July 31, 1998. In addition, the following table provides performance data for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, and for the Lipper Global Small Company (GSC) Funds Average for the six and 12-month periods ended July 31, 1998.

INVESTMENT RESULTS
Alliance Global Small Cap Fund underperformed the Lipper GSC Funds Average for the six months ended July 31, 1998, but outperformed the Lipper GSC Funds Average for the 12-month period ended July 31.

The recent performance of your Fund was primarily the result of significant exposure to developing markets (in Asia, Latin America and Eastern Europe). These markets have performed very poorly in the global environment of low inflation and interest rates, but falling commodity prices.

For the same six- and 12-month periods under review, the Lipper GSC Funds Average and your Fund's performance both trailed that of the MSCI World Index due to the significant outperformance of large-capitalization stocks (the primary components of the MSCI World Index) during these time frames.


INVESTMENT RESULTS*
Periods Ended July 31, 1998

                                             TOTAL RETURNS
                                        6 MONTHS      12 MONTHS
                                        --------      ---------
ALLIANCE GLOBAL SMALL CAP FUND
  Class A                                 5.02%          2.49%
  Class B                                 4.58%          1.80%
  Class C                                 4.57%          1.79%

MSCI WORLD INDEX                         13.50%         12.11%

LIPPER GLOBAL SMALL COMPANY (GSC)
  FUNDS AVERAGE                           8.09%          1.91%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI WORLD INDEX IS A MARKET-CAPITALIZATION WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF STOCK MARKETS IN 23 COUNTRIES. THE LIPPER GLOBAL SMALL COMPANY (GSC) FUNDS AVERAGE REFLECTS PERFORMANCE OF 36 AND 32 FUNDS FOR THE SIX- AND 12-MONTH PERIODS ENDED JULY 31, 1998, RESPECTIVELY. THESE FUNDS HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. THE MSCI WORLD INDEX IS UNMANAGED AND REFLECT NO FEES OR EXPENSES AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


U.S. INVESTMENTS
In the U.S. portion of the portfolio, we continue to hold several positions in the retail and apparel sectors. These companies have continued to report earnings per share (EPS) gains typically between 20% and 30% with price to earnings (P/E) ratios between 12 and 18 times earnings. After not participating in the strong equity market in 1997, these stocks have done well in the first half of 1998. They include Tommy Hilfiger Corp., Tiffany & Co., and Abercrombie & Fitch Co.

Furthermore, we have added several leisure-related companies to the portfolio. Here, we are looking for strong market share leaders, strong franchises with dominant positions within their respective industry. This would include Bally Total Fitness Holding Corp., the largest health club provider in the U.S. with over 4 million members; Premier Parks, Inc., the largest amusement parks operator after the Walt Disney Company; and Family Golf Centers, Inc., the largest provider of golfing recreational centers in the U.S. We believe the prospects for all of these companies look favorable.

Within the healthcare group, the biotechnology sector continues to act favorably as more of the smaller tier companies are able to get their products approved by the Federal Drug Administration (FDA). As previously


1


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

stated, we are focusing on biotechnology companies with products either approved by the FDA or nearing the end of the approval process. Therefore, many of the risk hurdles that these companies typically face are already behind them. The Fund currently has positions in Geltex Pharmaceuticals, Inc., Centocor, Inc., and MedImmune, Inc.

We reduced the energy weighting in the U.S. portion of the portfolio during the second half of 1997 and currently hold a 3% position. We have not added to our weighting thus far in 1998 given the tremendous selloff in the energy sector. With oil prices remaining at very low price levels, we believe that the large oil companies and independents will be forced to reduce the capital budgets that would normally be used for oil and natural gas drilling and exploration. As a result, the oil services companies which normally would be a beneficiary of this cycle will now be a victim of this reduction in capital spending. We will therefore continue to see earnings estimates coming down for this group.

We continue to favor the airline industry and currently hold a 6% in the U.S. portion of the portfolio. 1998 will mark the fourth consecutive year of profitability for the industry after showing losses from 1990-1994. Furthermore, this industry is more fundamentally sound than at any point since World War II with load factors over 70% for three years in a row, levels never attained before. In the past, when times were good, the carriers took their excess cash flow and bought more planes. This only added to their existing capacity and took away their pricing power. Today, the carriers are using their cash flow to pay down debt, buy back stock and restructure their balance sheets. As demand outpaces capacity growth, pricing power should continue to increase, allowing them to maximize both revenues and earnings. We continue to hold positions in America West Holdings Corp. Cl. B, Alaska Air Group, Inc., and Mesa Air Group, Inc. We eliminated our positions in Trans World Airlines
(TWA), Inc. and Continental Airlines, Inc.

In the technology sector, we increased our technology weighting to approximately 12% of the U.S. portfolio. We continue to hold positions in Comverse Technology, Inc., DBT Online Inc., and Insight Enterprises, Inc. Currently, we are slightly underweighting the technology benchmark of 14%.

INTERNATIONAL INVESTMENTS
European markets continued to outperform the S&P 500 Stock Index through July. Our European portfolio remains concentrated in core growth sectors such as cellular communications, temporary help, and insurance. We have added significantly to restructuring candidates and to stable growth sectors, such as food and tobacco, during the past six months. We continue to sell long-term growth holdings which have reached lofty valuations to fund investment in restructuring stories.

Despite good stock selection in Japanese growth industries such as pharmaceuticals, technology, and consumer finance, and our underweight position in the market, the Japanese segment of the portfolio continued to hurt overall performance. We continue to sell domestically oriented cyclical shares in order to further concentrate the portfolio on core growth sectors and globally competitive exporters.

In developing markets, the Fund was negatively impacted by ongoing currency and stock market turbulence. We expect to retain holdings in Hong Kong (China) and Singapore, but are reducing positions elsewhere in Southeast Asia. Within Latin America, we are emphasizing consumer-related shares in Mexico and utilities in Brazil. Our East European holdings are concentrated in the Hungarian telephone monopoly.

MARKET OUTLOOK
We believe that following its slowdown in the second quarter of 1998, global economic growth will remain subdued in the second half. Continental Europe is expected to expand modestly as consumer spending improves. Faced with a strong currency and rising short-term interest rates, the U.K. is slowing sharply from its recent heady growth. Japan should begin emerging from recession as counter cyclical spending takes effect.

Our outlook for U.S. equities has become more cautious. Slowing global economic growth has begun to impact the earnings estimates of large multinational companies. Companies with reduced earnings expectations are performing poorly. Hence, we continue to focus on the earnings growth profile of each company, working to avoid the risk of earnings disappointments.

European growth stock valuations have begun to approach U.S. levels. While there is little valuation dis-


2


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

persion across Continental European markets, investors' underlying assumption of declining interest rates accompanied by solid economic recovery may not remain in place for next year. We do not foresee companies achieving pricing power given pervasive, continuous global competition in most products and services. However, Continental European managements are aggressively pursuing corporate restructuring, which boosts earnings prospects for their companies.

The Japanese government will attempt to regain consumer confidence with its fiscal stimulus programs. Monetary stimulus will remain positive. Because exports and domestic capital spending have remained strong, consumer activity will determine how quickly Japan escapes recession.

Without renewed Japanese growth, the smaller economies of Southeast Asia are likely to recover from their recent turmoil very slowly. Although these markets should experience trading rallies, we think emerging market investment should be concentrated in markets where economic policy is sound and economic growth is likely to remain strong. While we anticipate the volatility associated with investment in developing markets, we also expect ongoing opportunity in these markets.

CURRENT REVIEW AND OUTLOOK
Recent volatility in the global markets resulted in sharply negative performance for most global funds during the month of August, and your Fund returned a negative 18.45% during that period, more than offsetting the Fund's July 31 year-to-date return of 8.10%. As of September 23, the Fund's year-to-date return was a negative 9.08%. However, this downturn does not change our basic outlook. We believe that your Fund is correctly positioned, and that it should perform well over the coming periods. We continue to seek out the stocks of companies with primarily secular growth potential plus a reasonable valuation. Within this context, we continue to believe that we can identify attractive investment opportunities around the globe. We continue to rely on Alliance Capital's very substantial research capabilities in helping us to select stocks that we expect to deliver superior performance.

As always, we appreciate your investment in Alliance Global Small Cap Fund and look forward to reporting its progress to you in coming periods.

Sincerely,


John D. Carifa
Chairman and President


Alden M. Stewart
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES                ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

Alliance Global Small Cap Fund seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       2.49%         -1.86%
Three Years                   15.04%         13.39%
Five Years                    13.66%         12.68%
Ten Years                      9.02%          8.54%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.80%         -1.93%
Three Years                   14.21%         13.70%
Five Years                    12.85%         12.85%
Since Inception*              10.13%         10.13%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       1.79%          0.86%
Three Years                   14.22%         14.22%
Five Years                    12.87%         12.87%
Since Inception*              12.86%         12.86%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1998)

                               CLASS A        CLASS B        CLASS C
                               -------        -------        -------
1 Year                          7.73%          7.70%         10.68%
5 Years                        13.79%         13.95%         13.97%
10 Years                        8.87%          n/a            n/a


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90 Class B; 5/3/93 Class C.

n/a: not applicable.


4


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
7/31/88 TO 7/31/98

$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
$10,000

MSCI WORLD INDEX: $29,711
LIPPER GLOBAL SMALL COMPANY FUNDS AVERAGE: $26,793
GLOBAL SMALL CAP FUND CLASS A SHARES: $22,701

7/31/88    7/31/89    7/31/90    7/31/91    7/31/92    7/31/93    7/31/94
7/31/95    7/31/96    7/31/97    7/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 7/31/88 to 7/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 23 countries.

The Lipper Global Small Company Funds Average reflects performance of 4 funds (based on the number of funds in the average from 7/31/88 to 7/31/98). These funds have generally similar investment objectives to Alliance Global SmallCap Fund, although the investment policies of some funds included in the average may differ.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Global Small Cap Fund
Lipper Global Small Company Average
MSCI World Index


5


TEN LARGEST HOLDINGS
JULY 31, 1998                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                                       % OF NET
COMPANY                         COUNTRY               U.S. $ VALUE      ASSETS
-------------------------------------------------------------------------------

Mohawk Industries, Inc.         United States         $ 2,175,637        1.7%
Bethlehem Steel Corp.           United States           2,069,512        1.6
Alaska Air Group, Inc.          United States           1,758,750        1.3
Nokia AB Oy Corp.
  Series A                      Finland                 1,756,787        1.3
Budget Group,
  Inc. Cl.A                     United States           1,749,562        1.3
Chelsea GCA Realty, Inc.        United States           1,718,250        1.3
Industrie Natuzzi
  SpA (ADR)                     Italy                   1,603,481        1.2
Tiffany & Co.                   United States           1,429,819        1.1
America West Holdings
  Corp. Cl.B                    United States           1,419,687        1.1
Insight Enterprises, Inc.       United States           1,302,750        1.0
                                                      $16,984,235       12.9%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1998
_______________________________________________________________________________

                                              SHARES*
-------------------------------------------------------------------------------
                                                                     HOLDINGS
PURCHASES                       COUNTRY                   BOUGHT      7/31/98
-------------------------------------------------------------------------------
Abercrombie & Fitch
  Co. Cl.A                      United States             23,100      23,100
America West Holdings
  Corp. Cl.B                    United States             31,200      59,000
Apex PC Solutions, Inc.         United States             33,500      33,500
Brylane, Inc.                   United States             15,700      27,300
Insight Enterprises, Inc.       United States             27,000      27,000
Mens Wearhouse, Inc.            United States             27,300      27,300
Premier Parks, Inc.             United States             18,900      18,900
Seat SpA                        Italy                  1,265,000   1,265,000
Taubman Centers, Inc.           United States             58,800      58,800
United Auto Group, Inc.         United States             43,100      43,100


                                                                     HOLDINGS
SALES                           COUNTRY                    SOLD       7/31/98
-------------------------------------------------------------------------------
CDW Computers Centers,
  Inc.                          United States             23,000          -0-
Centocor, Inc.                  United States             36,200      21,400
Continental Airlines,
  Inc. Cl.B                     United States             48,200          -0-
Gulfstream Aerospace Corp.      United States             41,600          -0-
Mohawk Industries, Inc.         United States             39,300      69,900
National Surgery Centers, Inc.  United States             37,850          -0-
Neurex Corp                     United States             74,400          -0-
Snyder Communications, Inc.     United States             21,200          -0-
Telephone and Data Systems
  Corp.                         United States             37,000          -0-
Valero Energy Corp.             United States             31,100          -0-


*    Adjusted for a stock split.


6


TEN LARGEST COUNTRY HOLDINGS
JULY 31, 1998                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                                                   PERCENT OF
COUNTRY                                      U.S. $ VALUE          NET ASSETS
-------------------------------------------------------------------------------

United States                                $ 59,914,331            45.5%
Japan                                          11,430,348             8.7
United Kingdom                                  9,992,628             7.6
Netherlands                                     4,650,572             3.5
France                                          4,151,891             3.2
Spain                                           3,893,290             3.0
Finland                                         3,365,153             2.6
Italy                                           3,089,143             2.3
Sweden                                          2,527,059             1.9
Ireland                                         2,346,836             1.8
                                             $105,361,251            80.1%


INDUSTRY DIVERSIFICATION
JULY 31, 1998
_______________________________________________________________________________

                                                                   PERCENT OF
                                              U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------

Aerospace & Defense                          $    202,765             0.2%
Basic Industry                                  5,317,002             4.0
Capital Goods                                   6,363,505             4.8
Consumer Manufacturing                         10,454,403             7.9
Consumer Services                              39,031,680            29.7
Consumer Staples                                5,071,687             3.9
Energy                                          2,748,243             2.1
Finance                                        14,030,989            10.7
Healthcare                                      9,528,557             7.2
Multi Industry                                  4,870,689             3.7
Technology                                     13,540,137            10.3
Transportation                                  6,508,760             4.9
Utilities                                       6,794,061             5.2
Total Investments*                            124,462,478            94.6
Cash and receivables,
  net of liabilities                            7,070,166             5.4
Net Assets                                   $131,532,644           100.0%


*    Excludes short-term obligations.


7


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-94.6%
UNITED STATES INVESTMENTS-45.5%
CONSUMER SERVICES-20.8%
AIRLINES-2.8%
Alaska Air Group, Inc. (a)                       42,000     $  1,758,750
America West Holdings Corp. Cl.B (a)             59,000        1,419,687
Mesa Air Group, Inc. (a)                         61,100          481,163
                                                             ------------
                                                               3,659,600

APPAREL-2.8%
Mens Wearhouse, Inc. (a)                         27,300          863,362
Nautica Enterprises, Inc. (a)                    18,900          487,266
The Finish Line, Inc. Cl.A (a)                   29,400          635,775
Tommy Hilfiger Corp. (a)                         17,600          986,700
Wolverine World Wide, Inc.                       45,400          737,750
                                                             ------------
                                                               3,710,853

BROADCASTING & CABLE-1.3%
Sinclair Broadcast Group, Inc. Cl.A (a)          27,400          717,537
Young Broadcasting, Inc. Cl.A (a)                15,800        1,034,900
                                                             ------------
                                                               1,752,437

BUSINESS SERVICES-0.6%
TeleSpectrum Worldwide, Inc. (a)                104,100          728,700

ENTERTAINMENT & LEISURE-2.8%
Bally Total Fitness Holding Corp. (a)            38,100          945,356
Family Golf Centers, Inc. (a)                    20,450          506,138
N2K, Inc. (a)                                    15,500          220,875
Premier Parks, Inc. (a)                          18,900        1,207,237
Sunterra Corp. (a)                               60,400          671,950
Trans World Entertainment Corp. (a)               2,900          114,188
                                                             ------------
                                                               3,665,744

RESTAURANTS & LODGING-1.0%
Capstar Hotel Co.                                35,800          897,238
Florida Panthers Holdings, Inc. (a)              33,700          488,650
QPQ Corp. warrants, expiring 9/22/98 (a)         16,400                0
                                                             ------------
                                                               1,385,888

RETAIL-GENERAL MERCHANDISE-7.3%
Abercrombie & Fitch Co. Cl.A (a)                 23,100        1,072,706
Brylane, Inc. (a)                                27,300        1,062,994
Circuit City Stores, Inc.-CarMax Group (a)      101,600          876,300
Furniture Brands International, Inc. (a)         29,100          822,075
Group 1 Automotive, Inc. (a)                     44,100          661,500
Movado Group, Inc.                               21,700          520,800
Pacific Sunwear of California (a)                32,600          961,700
Petco Animal Supplies, Inc. (a)                  29,000          300,875
Petsmart, Inc. (a)                               41,100          336,506
Stride Rite Corp.                                52,300          634,138
Tiffany & Co.                                    33,300        1,429,819
United Auto Group, Inc. (a)                      43,100          910,487
                                                             ------------
                                                               9,589,900

MISCELLANEOUS-2.2%
Carriage Services, Inc. C1.A (a)                 20,900          462,413
Central Garden & Pet Co. (a)                     26,100          603,562


8


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Century Business Services, Inc. (a)              61,200     $  1,208,700
International Alliance Services, Inc.
  warrants, expiring 12/30/99 (a)                61,100          619,493
                                                             ------------
                                                               2,894,168
                                                             ------------
                                                              27,387,290

TECHNOLOGY-4.7%
COMMUNICATION EQUIPMENT-0.5%
Global TeleSystems Group, Inc. (a)                3,000          160,500
Globecomm Systems, Inc. (a)                      10,600           80,825
GST Telecommunications, Inc. (a)                 34,000          463,250
                                                             ------------
                                                                 704,575

COMPUTER HARDWARE-0.7%
Apex PC Solutions, Inc. (a)                      33,500          875,188
Radius, Inc. (a)                                     15               30
                                                             ------------
                                                                 875,218

COMPUTER SERVICES-1.1%
DBT Online, Inc. (a)                             36,100          798,712
Renaissance Worldwide, Inc. (a)                  38,800          586,850
                                                             ------------
                                                               1,385,562

COMPUTER SOFTWARE-1.6%
CheckFree Holdings Corp. (a)                     20,300          502,425
Harbinger Corp. (a)                              35,800          309,894
Insight Enterprises, Inc. (a)                    27,000        1,302,750
Transaction Systems Architects, Inc. (a)          1,000           38,625
                                                             ------------
                                                               2,153,694

NETWORKING SOFTWARE-0.3%
Xylan Corp. (a)                                  13,900          343,156

SEMI-CONDUCTOR COMPONENTS-0.1%
Brooks Automation, Inc. (a)                       2,900           28,819
Photronics, Inc. (a)                              9,300          168,562
                                                             ------------
                                                                 197,381

MISCELLANEOUS-0.4%
Carrier Access Corp. (a)                          1,000           16,125
Excalibur Technologies Corp. (a)                 21,000          215,250
Preview Travel, Inc. (a)                         14,600          317,550
                                                             ------------
                                                                 548,925
                                                             ------------
                                                               6,208,511

TRANSPORTATION-4.4%
AUTO & RELATED-1.6%
Avis Rent A Car, Inc. (a)                        12,000          309,750
Budget Group, Inc. Cl.A (a)                      65,100        1,749,562
                                                             ------------
                                                               2,059,312

SHIPPING-1.4%
Knightsbridge Tankers, Ltd.                      13,300          325,850
Marine Transport Corp.                           16,880           29,012
OMI Corp. (a)                                   168,800          844,000
Teekay Shipping Corp.                            31,400          675,100
                                                             ------------
                                                               1,873,962

TRUCKING-0.8%
Consolidated Freightways Corp. (a)               91,300        1,061,363
MISCELLANEOUS-0.6%
Carey International, Inc. (a)                    31,500          791,438
                                                             ------------
                                                               5,786,075

HEALTH CARE-4.0%
BIOTECHNOLOGY-3.3%
Centocor, Inc. (a)                               21,400          754,350
Geltex Pharmaceuticals, Inc. (a)                 59,500        1,197,438
Gensia Sicor, Inc. (a)                           83,800          282,825


9


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MedImmune, Inc. (a)                              20,100     $  1,181,503
Physio-Control International Corp. (a)           35,300          944,275
                                                             ------------
                                                               4,360,391

DRUGS-0.3%
Aradigm Corp. (a)                                32,300          335,113
Corixa Corp. (a)                                 12,600           72,450
                                                             ------------
                                                                 407,563

MEDICAL SERVICES-0.4%
Veterinary Centers of America, Inc. (a)          27,100          511,512
                                                             ------------
                                                               5,279,466

CONSUMER MANUFACTURING-3.5%
APPLIANCES-0.4%
Mettler-Toledo International, Inc. (a)           26,700          564,037

AUTO & RELATED-0.7%
Miller Industries, Inc. (a)                      49,800          333,038
Monaco Coach Corp. (a)                           24,150          588,656
                                                             ------------
                                                                 921,694

TEXTILE PRODUCTS-1.9%
Mohawk Industries, Inc. (a)                      69,900        2,175,637
Novel Denim Holdings, Ltd. (a)                   13,300          290,938
                                                             ------------
                                                               2,466,575

MISCELLANEOUS-0.5%
Synetic, Inc. (a)                                13,900          719,325
                                                             ------------
                                                               4,671,631

FINANCE-3.3%
BROKERAGE & MONEY MANAGEMENT-0.4%
Reinsurance Group of America, Inc. (a)            8,800          489,500

REAL ESTATE-2.9%
Chelsea GCA Realty, Inc.                         47,400        1,718,250
Glenborough Realty Trust, Inc.                   25,300          623,012
Golf Trust of America, Inc.                      22,600          692,125
Taubman Centers, Inc.                            58,800          768,075
                                                             ------------
                                                               3,801,462
                                                             ------------
                                                               4,290,962

BASIC INDUSTRIES-1.9%
BUILDING & RELATED-0.2%
Associate Materials, Inc. (a)                    26,900          322,800

MINING & METALS-1.7%
Bethlehem Steel Corp. (a)                       191,400        2,069,512
Royal Oak Mines, Ltd. (a)                       204,100          127,563
                                                             ------------
                                                               2,197,075
                                                             ------------
                                                               2,519,875

CAPITAL GOODS-1.7%
ELECTRICAL EQUIPMENT-0.2%
Rofin Sinar Technologies, Inc. (a)               15,000          223,125

MACHINERY-1.5%
Comverse Technology, Inc. (a)                    18,100          924,231
United Rentals, Inc. (a)                         31,100        1,055,457
                                                             ------------
                                                               1,979,688
                                                             ------------
                                                               2,202,813

ENERGY-1.1%
OIL SERVICE-0.5%
Oceaneering International, Inc. (a)              15,600          218,400
Parker Drilling Co. (a)                          89,800          465,837
                                                             ------------
                                                                 684,237

PIPELINES-0.6%
Southern Union Co.                               45,502          756,471
                                                             ------------
                                                               1,440,708

CONSUMER STAPLES-0.1%
MISCELLANEOUS-0.1%
Hines Horticulture, Inc. (a)                     12,700          127,000
Total United States Investments
  (cost $59,087,973)                                          59,914,331


10


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FOREIGN INVESTMENTS-49.1%
AUSTRALIA-1.3%
Australian Gas Light Co.,Ltd.                    20,000     $    132,492
Brambles Industries, Ltd.                        20,000          422,669
Broken Hill Proprietary Co., Ltd.                10,000           81,152
Cultus Petroleum NL                              50,000           19,749
ERG, Ltd.                                       320,000          219,726
GIO Australia Holdings                           80,000          208,400
Great Central Mines, Ltd.                        15,000           13,672
Hoyts Cinemas Group (b)                         105,000          151,852
Oil Search, Ltd.                                 87,000          137,450
Orogen Minerals, Ltd. (GDS) (b)                  10,000          136,800
Spectrum Network Systems, Ltd.                  246,832           97,492
Suncorp-Metway, Ltd.                             15,450           36,145
Village Roadshow, Ltd. pfd.                      30,000           43,386
WMC, Ltd.                                        15,121           45,390
                                                             ------------
                                                               1,746,375

AUSTRIA-1.4%
Austria Mikro Systeme International AG              900           43,128
Austria Tabakwerke AG                             5,155          310,840
Bank Austria AG                                   4,200          332,082
BWT AG                                              600          112,611
Erste Bank Der Oesterreichi schen Sparkassen AG   5,610          337,828
KTM Motorradholding AG                            3,000          253,973
Mayr Melnhof Karton AG                            5,000          318,265
OMV AG                                            1,200          153,342
                                                             ------------
                                                               1,862,069

BRAZIL-0.6%
Companhia Paranaense de
Energia (ADS)                                    33,000          358,875
Companhia Riograndense de Telecom pfd.          395,183          360,168
                                                             ------------
                                                                 719,043

CANADA-0.7%
Boardwalk Equities, Inc. (a)                      9,000          101,264
FirstService Corp. (a)                            6,100           73,963
Fracmaster, Ltd. Inst. Receipts (b)              57,100              189
Kingsway Financial Services, Inc. (a)            20,000          167,450
Leitch Technology Corp. (a)                       4,700           73,102
National Bank Canada Montreal Quebec             10,000          179,363
Nelvana, Ltd. (a) (b) (c)                         8,000          164,141
Royal Group Technologies, Ltd. (a) (b)            5,000          118,803
                                                             ------------
                                                                 878,275

CHILE-0.1%
Enersis, SA (ADR)                                 3,000           83,625
Santa Isabel, SA (ADR)                              665            7,357
                                                             ------------
                                                                  90,982

DENMARK-0.6%
Carli Gry International A/S (b)                   8,000          624,272
Coloplast                                         1,500          134,974
Vestas Wind Systems A/S                           1,600           65,377
                                                             ------------
                                                                 824,623

FINLAND-2.6%
Amer Group, Ltd.                                 10,600          182,299
Hartwall Oy AB C1.A                               4,000          126,489
Helsingin Puhelin Oy                              9,160          542,052
KCI Konecranes International Corp. (b)            2,000          112,804
Kesko                                             9,600          153,562
Nokia AB Oy Corp. Series A                       20,000        1,756,787
Orion-Yhtyma Oy Cl.B                             16,000          491,160
                                                             ------------
                                                               3,365,153


11


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FRANCE-3.2%
Accor                                             1,500     $    401,308
Alcatel Alsthom (c)                               1,400          278,099
Bouygues Offshore, SA (ADR)                       5,000          104,062
Canal Plus (ADR)                                  1,390          267,957
Coflexip, SA (ADR)                                6,000          297,000
Compagnie Generale de Geophysique,
  SA (ADR) (a)                                   20,000          500,000
Lafarge, SA                                       1,600          157,975
Louis Dreyfus Citrus (b) (c)                      5,700          195,876
Michelin Cl.B (c)                                 2,000          110,133
Moulinex                                         11,000          233,258
S T Dupont (a) (b) (c)                            7,540           82,156
Sanofi, SA                                        3,200          384,612
SEITA (c)                                         7,000          315,531
Societe Generale                                  1,200          288,861
Total, SA C1.B                                      800           91,325
Viverdi (c)                                       2,030          443,738
                                                             ------------
                                                               4,151,891

GERMANY-1.3%
Apcoa Parking AG (b)                              1,390           97,477
Bayer AG                                          3,000          136,095
BUS Berzelius Umwelt
Service AG                                        7,800          135,927
Gesco Industries, Inc. AG                        12,000          303,558
ProSieben Media AG pfd.                           5,800          309,742
SGL Carbon AG (b)                                 4,000          445,219
Veba AG                                           2,600          153,466
Viag AG                                             200          141,998
                                                             ------------
                                                               1,723,482

GREECE-0.6%
Hellenic Telecommunication Organization, SA       5,972          169,630
Petzetakis, SA                                  100,000          625,571
                                                             ------------
                                                                 795,201

HONG KONG-0.2%
Cheung Kong Holdings, Ltd.                       24,000          104,072
HSBC Holdings Plc                                 4,000           97,567
ITC Corporation, Ltd.                           287,800            1,040
Television Broadcasting, Ltd.                    21,000           51,087
                                                             ------------
                                                                 253,766

HUNGARY-0.3%
Magyar Tavkozlesirt (ADS)                        14,000          447,125

INDIA-0.2%
Gujarat Narmada Valley
  Fertilizers Co., Ltd. (GDR) (b) (d)             4,000            9,497
SIEL, Ltd. (GDR) (b)                             18,000           18,000
Videsh Sanchar Nigam, Ltd. (GDS) (b)             16,000          186,000
                                                             ------------
                                                                 213,497

INDONESIA-0.1%
Great River International                       427,000            8,930
Gulf Indonesia Resources, Ltd. (a)               11,400          109,725
PT Indosat (ADR)                                  4,000           43,000
                                                             ------------
                                                                 161,655

IRELAND-1.8%
Crean (James) Plc                                55,000          114,549
Fyffes Plc                                      280,000          581,302
Irish Continental Group Plc                      15,000          230,911
Irish Life Plc                                   90,000          808,583
Marlborough International Plc (a)                75,000          333,656
Unidare Plc                                      91,500          277,835
                                                             ------------
                                                               2,346,836


12


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
ITALY-2.3%
Banca Naz del Lavoro                              3,000     $     90,353
Gildemeister Italiana SpA                        52,500          247,787
Industrie Natuzzi SpA (ADR)                      64,300        1,603,481
Mediaset SpA                                     30,000          188,818
Seat SpA                                      1,265,000          886,570
Zucchini SpA                                      9,050           72,134
                                                             ------------
                                                               3,089,143

JAPAN-8.7%
Aiful Corp (c)                                    8,100          417,266
Akita Bank (c)                                    6,000           26,138
Asahi Bank (c)                                    7,000           24,395
Asahi Diamond Industrial (c)                      4,852           21,036
Bank of Tokyo Mitsubishi, Ltd. (c)               19,250          192,074
Canon, Inc.                                       1,000           22,818
Credit Saison Co. (c)                            36,015          692,309
Daibiru Corp. (c)                                 4,000           27,437
Dai-Ichi Kangyo Bank, Ltd. (c)                   21,000          109,632
Daito Trust Construction Co., Ltd. (c)            1,400           11,617
Data Communication System                         1,000           21,090
DDI Corp. (c)                                        30           89,614
Disco Corp. (c)                                   7,000          188,771
Familymart Co. (c)                                7,700          291,239
Fuji Photo Film Co. (c)                           9,000          331,697
Fuji Software ABC, Inc. (c)                       6,680          242,498
Fujikura (c)                                     28,000          118,684
Fujimi, Inc. (c)                                  6,340          220,510
Home Wide Corp. (c)                               4,000           16,180
Honda Motor Co.                                   2,000           74,540
Ishihara Sangyo                                   6,000            8,671
Japan Airport Terminal (c)                       12,200           63,269
Japan Industrial Land Development (c)             5,200            7,623
Japan Tobacco, Inc. (c)                              24          162,301
Kaneshita Construction (c)                        5,000           23,683
Kao Corp.                                        16,000          263,311
Kawasaki Heavy Industries (c)                     2,000            4,425
Keyence Corp. (c)                                 2,600          293,044
Kikuchi Co. (c)                                   3,000            8,713
King Co. (c)                                     10,000           13,484
Koa Fire & Marine (c)                             3,000           10,579
Matsuda Sangyo                                    2,000           15,765
Meitec Corp.                                      4,900          188,045
Micronics Japan Co. (c)                           5,500           77,963
Minebea Co. (c)                                  12,000          127,368
Misumi Corp. (c)                                 12,500          209,601
Mitsubishi Heavy Industries, Ltd. (c)             4,000           14,880
Mitsubishi Trust and Banking (c)                  5,000           36,371
Mitsui Home Co.                                   3,000           15,205
Mori Seiki Co., Ltd. (c)                         14,000          167,957
Murata Manufacturing Co., Ltd. (c)               10,000          340,202
Nanno Construction (c)                            7,000            7,793
NIC Corp. (c)                                     3,000           22,611
Nichiei Co., Ltd. (c)                             5,100          382,623
Nichiha Corp. (c)                                12,900           70,021
Nichii Gakkan Co. (c)                             1,000           31,462
Nikon Corp. (c)                                  13,000           80,722
Nintendo Corp., Ltd. (c)                          2,800          266,215
Nippon Broadcasting System (c)                    4,000          157,655
Nippon Denwa Shisetsu (c)                         5,500           16,277
Nippon Kanzai Co. (c)                               200            2,475
Nippon Paper Industries Co. (c)                   7,000           28,316
Nippon System Development (c)                    14,600          349,302
Nippon Telegraph & Telephone Corp.                   16          138,294
Nippon Television Network Corp. (c)                 650          187,647
Nireco Corp. (c)                                  4,000           19,085
Nitta Corp. (c)                                   8,000           48,956



13


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Nitto Kohki Co. (c)                               4,800     $     48,624
Noritsu Koki Co. (c)                              9,000          205,366
Ohmoto Gumi Co. (c)                               1,400            6,438
Oie Sangyo Co., Ltd. (c)                          4,400           17,190
Paris Miki, Inc. (c)                              9,880          133,218
PS Corp. (c)                                      5,000           19,396
Ricoh Elemex Corp. (c)                            3,000           19,499
Rohm Co., Ltd. (c)                                3,000          323,399
Sankyo Co., Ltd. (c)                             32,000          716,913
Sankyo Engineering                                1,000            4,398
Santen Pharmaceutical Co. (c)                    25,420          290,901
Sanyo Engineering and Construction Co. (c)        2,000            6,956
Sanyo Pax Co. (c)                                 8,500           58,775
Sanyo Shinpan Finance Co., Ltd.                   1,200           44,724
Sato Corp. (c)                                   13,100          197,469
Seven-Eleven Japan (c)                            4,400          268,040
Shimano, Inc. (c)                                 3,000           73,434
Shizuoka Bank (c)                                 3,000           29,415
Sho Bond Corp.                                    6,000          108,906
SMC Corp.                                         4,400          329,802
Sodick Co. (c)                                   28,000           75,508
Sumitomo Bank, Ltd. (c)                           9,000           84,822
Sumitomo Metal Industries (c)                    44,000           65,413
Sumitomo Realty & Development Co., Ltd. (c)      14,000           58,180
Taisho Pharmaceutical Co. (c)                     1,000           20,053
Toei Co. (c)                                      7,000           21,249
Toho Bank (c)                                    16,000           57,530
Toho Titanium Co. (c)                            10,000           69,907
Tokyo Broadcasting (c)                           18,000          217,812
Tokyo Cathode Laboratory                          2,000           17,978
Toso Co., Ltd. (c)                                6,500           25,619
Toyoda Gosei                                      1,000            3,872
Wesco, Inc. (c)                                   1,600            3,872
Yamaichi Electronics Co., Ltd. (c)                5,000           95,768
Yamanouchi Pharmaceutical Co., Ltd. (c)          29,000          600,574
Yokogawa Electric (c)                            20,000          107,869
                                                             ------------
                                                              11,430,348

LUXEMBOURG-0.9%
Millicom International Cellular, SA (a)          24,500        1,145,375

MALAYSIA-0.1%
Lingkaran Trans Kota Holdings (b)                40,000           21,255
Metacorp Berhad                                  40,000           10,434
Pernas International Holdings Berhad             80,000           14,492
Sime Darby Berhad                                50,000           29,467
Sriwani Holdings Berhad                          39,000            5,134
Star Publications                                10,000            9,227
UMW Holdings Berhad                              30,000           13,115
                                                             ------------
                                                                 103,124

MEXICO-0.5%
Grupo Elektra                                   150,000          118,452
Grupo Industrial Durango, SA (ADS) (a)           11,000           71,500
Grupo Television, SA de CV (a)                   12,000          423,000
Industrias Campos Hermanos Cl.B (a)              20,000           71,789
                                                             ------------
                                                                 684,741

NETHERLANDS-3.5%
Aegon NV                                          6,000          552,185
Akzo Nobel NV                                     5,600          285,325
ASR Verzekeringsgroep NV                          6,100          576,289
Content Beheer NV (b)                             9,000          314,081
Elsevier NV                                      17,100          271,097
Fortis Amev NV                                    5,900          445,621
Fugro NV                                          9,000          341,003
Hagemeyer NV                                      4,000          169,105
IHC Caland NV                                     5,000          259,242
ING Groep NV                                      6,000          453,773
KLM Royal Dutch Airlines NV                       4,000          170,701


14


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Numico NV                                         4,800     $    157,938
Nutreco Holding NV                                6,500          241,419
Philips Electronics NV                            1,200           97,216
Vedior                                           10,000          315,577
                                                             ------------
                                                               4,650,572

NEW ZEALAND-0.1%
Restaurant Brands, Ltd.                          93,700           39,328
Tourism Holdings, Ltd.                           49,450           24,805
Warehouse Group, Ltd.                            28,000           52,884
                                                             ------------
                                                                 117,017

NORWAY-1.6%
Choice Hotels Scandinavia ASA (a)               135,000          420,021
Frontline, Ltd. (a)                             261,080          141,718
London & Overseas Freighters (a)                 15,216            3,205
Navia ASA                                        36,000          145,369
ProSafe ASA                                      10,000          145,634
Schibsted ASA                                    12,000          203,357
Sparebanken NOR (c)                               8,000          238,310
Tomra Systems ASA                                26,500          863,078
                                                             ------------
                                                               2,160,692

PANAMA-0.1%
Banco Latinoamericano de Exportaciones,
  SA (ADR)                                        6,000          162,375

PERU-0.2%
Telefonica del Peru, SA (ADS)                    14,000          297,500

PHILIPPINES-0.0%
Asian Terminals, Inc.                           193,333            3,903

PORTUGAL-1.3%
BPI Soc Gestora                                   6,000          236,673
CIA de Seguros Imperio, SA                       49,000          520,335
Electricidade de Portugal, SA                    11,900          279,654
Portugal Telecom, SA                                670           38,440
Telecel-Comunicacaoes Pesscasis, SA (b)           3,400          591,791
                                                             ------------
                                                               1,666,893

RUSSIA-0.2%
Sun Brewing, Ltd. (ADR) (a) (b)                  25,000          309,150

SINGAPORE-0.3%
City Developments                                14,000           39,896
Keppel Telecomunications & Transportation, Ltd. 156,000           65,056
Lim Kah Ngam, Ltd.                               30,000            6,429
Singapore Land, Ltd.                             20,000           36,606
United Overseas Bank                              8,000           22,983
Venture Manufacturing (Singapore), Ltd.          62,000          158,726
                                                             ------------
                                                                 329,696

SOUTH KOREA-0.2%
Samsung Electronics Co., Ltd. (GDR) (a) (b)      10,912          105,628
  bonus shares (GDR) (a) (b)                      1,089           22,216
SK Telecom Co., Ltd. (ADR)                       19,500          151,125
                                                             ------------
                                                                 278,969

SPAIN-3.0%
Aldeasa, SA                                      10,000          382,477
Argentaria Corp. BC                              22,000          535,005
BCO Central Hispan (a)                            3,000          112,957
Catalana Occidente, SA (c)                        9,800          304,791
Construcciones Y Aux de Ferr (c)                  2,000           78,084
Corporacion Mapfre, SA                            9,700          352,389
Gas Y Electricidad (c)                            7,000          548,901
Iberdrola II, SA                                 15,000          237,229
Portland Valderriv                                  900          104,758
Repsol, SA (c)                                    5,000          271,969
Tabacalera, SA Series A                          20,000          441,371
Telefonica, SA                                    7,000          341,384
TelePizza, SA (a)                                20,000          181,975
                                                             ------------
                                                               3,893,290

SWEDEN-1.9%
Asticus AB (a)                                   18,440          206,438
Astra AB Series A (c)                             5,001           96,247
Autoliv, Inc. (ADS) (b) (c)                       2,000           68,177


15


PORTFOLIO OF INVESTMENTS (CONTINUED)             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Dahl International AB (b)                        11,000     $    185,411
ForeningsSparbanken AB                              200            5,975
Frontec AB                                       10,000          104,404
Kalmar Industries AB (b)                          6,750           95,095
Lindex AB                                         4,500          156,794
Mandamus Fastigheter AB (a)                          10               60
Netcom Systems AB (b)                               800           36,227
Nordbanken Holding AB                            30,000          215,097
Scandic Hotels AB (b)                            10,800          478,874
Skandia Forsakrings AB                           10,000          171,071
Skandinaviska Enskilda Banken                    27,300          472,176
Swedish Match AB (c)                             73,847          235,013
                                                             ------------
                                                               2,527,059

SWITZERLAND-1.6%
Barry Callebaut AB (a)                            2,050          474,505
Ciba Specialty Chemicals AG                       1,500          174,606
Gretag Imaging Group                              4,500          480,040
Nestle, SA                                          150          311,573
Novartis AG                                         140          236,136
Roche Holdings AG, Ltd.                              20          215,364
Selecta Gruppe                                      500          113,385
Tag Heuer International, SA (ADR)                11,600          101,500
                                                             ------------
                                                               2,107,109

THAILAND-0.0%
CMIC Finance & Securities Co. (d)               110,000                0
Thai Engine Manufacturing                        39,300           18,590
                                                             ------------
                                                                  18,590

UNITED KINGDOM-7.6%
Amvescap Plc                                     20,000          231,630
Bank of Scotland                                 20,000          218,889
Barclays Plc                                     10,000          285,863
BPB Plc                                          25,000          136,704
British Aerospace                                26,000          198,340
British Airways Plc                               4,000           40,576
Carpetright Plc                                   5,000           22,052
Compass Group Plc                                80,000          825,898
Cordiant Communications Group Plc               120,000          254,826
De La Rue Plc                                     5,000           20,827
Diageo Plc                                       51,840          616,476
Dixons Group Plc                                 25,000          218,399
EMI Group Plc                                    15,000          117,857
Energis Plc (a)                                  40,000          614,196
Filtronic Comtek Plc                             90,000          639,148
Harvey Nichols Plc (b)                           10,000           31,527
House of Fraser Plc                              30,000           74,243
Imperial Tobacco Group Plc                       37,000          312,775
Johnson Matthey Plc                              10,000           70,812
Johnston Press Plc                               40,000          137,214
LucasVarity Plc                                  28,000           97,879
M.S. International Plc                          130,000           46,718
Misys Plc                                        10,000          477,799
National Grid Group Plc                          45,000          313,142
National Power Plc                               36,000          304,615
Powerscreen International Plc                    70,000          117,775
Reed International Plc                           30,000          288,150
Rentokil Initial Plc                             42,000          267,567
Senior Engineering Group Plc                     80,000          229,997
Siebe Plc                                         7,000          126,237
Smith (WH) Group Plc                             18,000          154,660
SmithKline Beecham Plc                           10,000          116,142
Thistle Hotels Plc (b)                           36,000          127,609
Thomson Travel Group Plc (a)                     56,000          160,998
Tomkins Plc                                      40,000          206,475
Virgin Express Holdings Plc (ADS) (a)            32,000          394,000
Vodafone Group Plc                               30,000          413,848
WPP Group Plc                                    56,000          373,222


16


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
Yule Catto & Co. Plc                             20,944     $    100,926
Zeneca Group Plc                                 16,000          606,617
                                                             ------------
                                                               9,992,628

Total Foreign Investments
  (cost $58,539,493)                                          64,548,147

Total Common Stocks & Other Investments
  (cost $117,627,466)                                        124,462,478

SHORT-TERM INVESTMENTS-5.2%
COMMERCIAL PAPER-5.2%
Ford Motor Credit Corp.5.59%, 8/03/98            $  400          399,876
Prudential Funding Corp.5.56%, 8/03/98            6,400        6,398,023

Total Short-Term Investments
  (amortized cost $6,797,899)                                  6,797,899

TOTAL INVESTMENTS -99.8%
  (cost $124,425,365)                                        131,260,377
Other assets less liabilities-0.2%                               272,267

NET ASSETS-100%                                             $131,532,644


(a)  Non-income producing security.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, these securities amounted to $4,720,630 representing 3.6% of net assets.

(c) Securities, or portion thereof, with aggregate market value of $13,168,832 have been segregated to collateralize forward exchange currency contracts.

(d)  Illiquid security, valued at fair market value (see Note A).

     Glossary of Terms:
     ADR - American Depositary Receipt
     ADS - American Depositary Shares
     GDR - Global Depositary Receipt
     GDS - Global Depositary Shares

     See notes to financial statements.


17


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $124,425,365)         $131,260,377
  Cash, at value (cost $477,838)                                       477,078
  Receivable for investment securities sold                          1,237,509
  Receivable for capital stock sold                                    374,281
  Unrealized appreciation of forward exchange currency
    contracts                                                          156,113
  Dividends receivable                                                  86,632
  Foreign taxes receivable                                              35,049
  Total assets                                                     133,627,039

LIABILITIES
  Payable for investment securities and foreign currency
    contracts purchased                                                802,270
  Unclaimed dividends                                                  634,139
  Payable for capital stock redeemed                                   176,324
  Management fee payable                                               118,998
  Distribution fee payable                                              66,443
  Accrued expenses and other liabilities                               296,221
  Total liabilities                                                  2,094,395

NET ASSETS                                                        $131,532,644

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    111,680
  Additional paid-in capital                                       113,701,242
  Accumulated net investment loss                                     (353,121)
  Accumulated net realized gain on investments and
    foreign currency transactions                                   11,082,859
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      6,989,984
                                                                  $131,532,644

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($82,842,736/6,825,187 shares of capital stock issued
    and outstanding)                                                    $12.14
  Sales charge--4.25% of public offering price                             .54
  Maximum offering price                                                $12.68

  CLASS B SHARES
  Net asset value and offering price per share
    ($38,826,722/3,466,690 shares of capital stock issued
    and outstanding)                                                    $11.20

  CLASS C SHARES
  Net asset value and offering price per share
    ($9,471,457/843,816 shares of capital stock issued
    and outstanding)                                                    $11.22

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($391,729/32,113 shares of capital stock issued
    and outstanding)                                                    $12.20


See notes to financial statements.


18


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                         ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $155,744)                          $ 1,238,967
  Interest                                             457,856     $ 1,696,823

EXPENSES
  Management fee                                     1,347,278
  Distribution fee - Class A                           261,526
  Distribution fee - Class B                           379,215
  Distribution fee - Class C                            92,628
  Transfer agency                                      441,207
  Custodian                                            342,765
  Administrative                                       135,500
  Audit and legal                                       93,445
  Printing                                              71,361
  Registration                                          50,907
  Directors' fees                                       30,000
  Miscellaneous                                          6,185
  Total expenses                                     3,252,017
  Less: expense offset arrangement (see Note B)        (36,217)
  Net expenses                                                       3,215,800
  Net investment loss                                               (1,518,977)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      14,184,263
  Net realized gain on foreign currency
    transactions                                                       692,929
  Net change in unrealized appreciation of:
    Investments                                                     (9,895,727)
    Foreign currency denominated assets and
    liabilities                                                       (607,534)
  Net gain on investments and foreign currency
    transactions                                                     4,373,931

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 2,854,954


See notes to financial statements.


19


STATEMENT OF CHANGES IN NET ASSETS               ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                                JULY 31,             JULY 31,
                                                  1998                 1997
                                             -------------        ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                        $ (1,518,977)        $ (1,513,106)
  Net realized gain on investments
    and foreign currency transactions          14,877,192           10,850,949
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated
    assets and liabilities                    (10,503,261)          15,515,927
  Net increase in net assets
    from operations                             2,854,954           24,853,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                    (6,916,095)          (9,231,726)
    Class B                                    (3,117,806)          (2,729,321)
    Class C                                      (796,527)            (783,298)
    Advisor Class                                 (28,565)             (38,258)

CAPITAL STOCK TRANSACTIONS
  Net increase                                 13,322,160           27,153,600
  Total increase                                5,318,121           39,224,767

NET ASSETS
  Beginning of year                           126,214,523           86,989,756
  End of year                                $131,532,644         $126,214,523


See notes to financial statements.


20


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                    ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment


21


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss and the tax treatment of foreign currency gains, resulted in a net increase in accumulated net investment loss and a corresponding decrease in accumulated net realized gains on investments and foreign currency denominated assets and liabilities. This reclassification had no effect on net assets.


NOTE B: MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $135,500 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended July 31, 1998.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $309,875 for the year ended July 31, 1998.

In addition, for the year ended July 31, 1998, the Fund's expenses were reduced by $36,217 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $8,313 from the sales of Class A shares and $100,848 and $2,747 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 1998.

Brokerage commissions paid on investment transactions for the year ended July 31, 1998 amounted to $512,201, of which $90 was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Manager.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for


22


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,594,264 and $676,624 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $145,822,450 and $142,376,843, respectively, for the year ended July 31, 1998. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was $125,296,288. Accordingly, gross unrealized appreciation of investments was $24,524,186 and gross unrealized depreciation of investments was $18,560,097, resulting in net unrealized appreciation of $5,964,089, excluding foreign currency transactions.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1998, the Fund had outstanding forward exchange currency contracts to buy and sell foreign currencies against the U.S. dollar, as follows:


                        CONTRACT     VALUE ON         U.S. $        UNREALIZED
                         AMOUNT    ORIGINATION       CURRENT       APPRECIATION/
                         (000)        DATE            VALUE       (DEPRECIATION)
                        --------   -----------      ----------    --------------
FOREIGN CURRENCY
BUY CONTRACTS
Japanese Yen,
  settling 8/10/98       550,000    $4,191,434      $3,808,469       $(382,965)

FOREIGN CURRENCY
SALE CONTRACTS
Japanese Yen,
  settling 8/10/98       550,000     4,211,977       3,808,468         403,509
Japanese Yen,
  settling 10/29/98      814,000     5,837,427       5,701,858         135,569
                                                                     $ 156,113


23


NOTES TO FINANCIAL STATEMENTS (CONTINUED)        ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,542,623       993,161     $19,248,639     $11,718,840
Shares issued in
  reinvestment of
  distributions          491,450       632,521       5,622,159       6,982,712
Shares converted
  from Class B            78,190        62,837         969,207         741,976
Shares redeemed       (1,908,638)     (975,383)    (23,505,697)    (11,573,247)
Net increase             203,625       713,136     $ 2,334,308     $ 7,870,281

CLASS B
Shares sold            1,841,143     2,096,355     $21,462,154     $23,394,278
Shares issued in
  reinvestment of
  distributions          257,260       179,345       2,725,087       1,859,822
Shares converted
  to Class A             (84,225)      (65,905)       (969,207)       (741,976)
Shares redeemed       (1,202,471)     (846,665)    (13,793,910)     (9,385,983)
Net increase             811,707     1,363,130     $ 9,424,124     $15,126,141

CLASS C
Shares sold              620,351       781,046     $ 7,209,073     $ 8,633,201
Shares issued in
  reinvestment of
  distributions           69,804        37,793         741,394         392,675
Shares redeemed         (569,558)     (468,473)     (6,465,829)     (5,183,229)
Net increase             120,597       350,366     $ 1,484,638     $ 3,842,647


                      YEAR ENDED  OCT. 2, 1996(A)  YEAR ENDED    OCT. 2, 1996(A)
                       JULY 31,         TO          JULY 31,          TO
                         1998     JULY 31, 1997       1998       JULY 31, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold                6,144        32,509     $    77,324     $   401,185
Shares issued in
  reinvestment of
  distributions            2,093         2,983          24,004          32,937
Shares redeemed           (1,981)       (9,635)        (22,238)       (119,591)
Net increase               6,256        25,857     $    79,090     $   314,531


(a)  Commencement of distribution.


24


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 1998.


25


FINANCIAL HIGHLIGHTS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS A
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                   1993
                                                            YEAR ENDED JULY 31,                     TO
                                            --------------------------------------------------    JULY 31,
                                               1998         1997         1996         1995         1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.87       $11.61       $10.38       $11.08       $11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.11)(b)     (.15)(b)     (.14)(b)     (.09)        (.15)(b)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .37         2.97         1.90         1.50         (.01)
Net increase (decrease) in net
  asset value from operations                    .26         2.82         1.76         1.41         (.16)

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.99)       (1.56)        (.53)       (1.99)          -0-
Tax return of capital                             -0-          -0-          -0-        (.12)          -0-
Total distributions                             (.99)       (1.56)        (.53)       (2.11)          -0-
Net asset value, end of period                $12.14       $12.87       $11.61       $10.38       $11.08

TOTAL RETURN
Total investment return based on net
  asset value (c)                               2.49%       26.47%       17.46%       16.62%       (1.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $82,843      $85,217      $68,623      $60,057      $61,372
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.16%(d)     2.41%(d)     2.51%        2.54%(e)     2.42%(f)
  Net investment loss                           (.88)%      (1.25)%      (1.22)%      (1.17)%      (1.26)%(f)
Portfolio turnover rate                          113%         129%         139%         128%          78%


See footnote summary on page 29.


26


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         CLASS B
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                   1993
                                                             YEAR ENDED JULY 31,                    TO
                                            --------------------------------------------------    JULY 31,
                                                1998         1997         1996         1995        1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.03       $11.03        $9.95       $10.78       $11.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.18)(b)     (.21)(b)     (.20)(b)     (.12)        (.17)(b)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .34         2.77         1.81         1.40         (.05)
Net increase (decrease) in net asset
  value from operations                          .16         2.56         1.61         1.28         (.22)

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.99)       (1.56)        (.53)       (1.99)          -0-
Tax return of capital                             -0-          -0-          -0-        (.12)          -0-
Total distributions                             (.99)       (1.56)        (.53)       (2.11)          -0-
Net asset value, end of period                $11.20       $12.03       $11.03        $9.95       $10.78

TOTAL RETURN
Total investment return based on net
  asset value (c)                               1.80%       25.42%       16.69%       15.77%       (2.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $38,827      $31,946      $14,247       $5,164       $3,889
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.88%(d)     3.11%(d)     3.21%        3.20%(e)     3.15%(f)
  Net investment loss                          (1.58)%      (1.92)%      (1.88)%      (1.92)%      (1.93)%(f)
Portfolio turnover rate                          113%         129%         139%         128%          78%


See footnote summary on page 29.


27


FINANCIAL HIGHLIGHTS (CONTINUED)                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                                 OCTOBER 1,
                                                                                                   1993
                                                             YEAR ENDED JULY 31,                    TO
                                            --------------------------------------------------    JULY 31,
                                                1998         1997         1996         1995       1994(A)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.05       $11.05        $9.96       $10.79       $11.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.19)(b)     (.22)(b)     (.20)(b)     (.17)        (.17)(b)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .35         2.78         1.82         1.45         (.04)
Net increase (decrease) in net
  asset value from operations                    .16         2.56         1.62         1.28         (.21)

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.99)       (1.56)        (.53)       (1.99)          -0-
Tax return of capital                             -0-          -0-          -0-        (.12)          -0-
Total distributions                             (.99)       (1.56)        (.53)       (2.11)          -0-
Net asset value, end of period                $11.22       $12.05       $11.05        $9.96       $10.79

TOTAL RETURN
Total investment return based on net
  asset value (c)                               1.79%       25.37%       16.77%       15.75%       (1.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $9,471       $8,718       $4,119       $1,407       $1,330
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.88%(d)     3.10%(d)     3.19%        3.25%(e)     3.13%(f)
  Net investment loss                          (1.59)%      (1.93)%      (1.85)%      (2.10)%      (1.92)%(f)
Portfolio turnover rate                          113%         129%         139%         128%          78%


See footnote summary on page 29.


28


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                   ADVISOR CLASS
                                          ---------------------------
                                                           OCTOBER 2,
                                                            1996(G)
                                            YEAR ENDED        TO
                                             JULY 31,      JULY 31,
                                              1998           1997
                                          -------------  ------------
Net asset value, beginning of period          $12.89       $12.56

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)                         (.07)        (.08)
Net realized and unrealized gain on
  investments and foreign
  currency transactions                          .37         1.97
Net increase in net asset value
  from operations                                .30         1.89

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.99)       (1.56)
Net asset value, end of period                $12.20       $12.89

TOTAL RETURN
Total investment return based on
  net asset value (c)                           2.82%       17.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $392         $333
Ratios to average net assets of:
Expenses, net of waivers/reimbursements (d)     1.87%        2.05%(f)
  Net investment loss                           (.57)%       (.84)%(f)
Portfolio turnover rate                          113%         129%


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended July 31, 1998 and the year ended July 31, 1997, the ratios of expenses net of waivers/reimbursements were 2.14% and 2.38% for Class A shares, 2.86% and 3.08% for Class B shares, 2.85% and 3.08% for Class C shares and 1.84% and 2.04% for Advisor Class shares, respectively.

(e) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


29


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                             ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL SMALL CAP FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Small Cap Fund, Inc., including the portfolio of investments, as of July 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Small Cap Fund, Inc. at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
September 9, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $987,204 and $1,480,806 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1998 are subject to maximum tax rates of 28% and 20% respectively.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended July 31, 1998 is $155,744. The foreign source income for information reporting purposes is $155,744.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


30


                                                 ALLIANCE GLOBAL SMALL CAP FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, SENIOR VICE PRESIDENT-INVESTMENTS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
RONALD L. SIMCOE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


31


ALLIANCE GLOBAL SMALL CAP FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GSCAR